 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2021
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 7.01.    Regulation FD Disclosure.

As most recently reported by Evolus, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2020, the U.S. International Trade Commission (the “ITC”) in its final determination issued (1) a limited exclusion order prohibiting the importation of Jeuveau® into the United States for a period of 21 months and (2) a cease and desist order preventing the Company from, among other things, selling, marketing, or promoting such imported Jeuveau® in the United States for a period of 21 months (collectively, the “Remedial Orders”). The Remedial Orders were subject to a 60-day presidential review period during which importation and sales of Jeuveau® were permitted subject to the payment of a bond.

On February 15, 2021, following a motion by the Company, the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) issued an emergency stay which suspends the execution of the Remedial Orders. The Remedial Orders are suspended pending a review by the Federal Circuit of a motion for a stay pending appeal of the ITC’s decision, briefing for which is currently due by March 5, 2021. During the period of the emergency stay, Evolus is permitted to continue importation and sales of Jeuveau® subject to the payment of the same bond applicable during the presidential review period.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: February 16, 2021	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer